UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas,
39th Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SAFE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Term Loan Credit Agreement with Star Holdings

On March 28, 2025, Safehold Inc. (the “Company”), as lender, entered into an amendment to its previously-disclosed term loan credit agreement, dated March 31, 2023 and amended on October 4, 2023, with Star Holdings (“Star”), as borrower (the “Second Amendment”). The Second Amendment, among other things: (i) extends the maturity date of the underlying term loan facilities by one year, to March 31, 2028; (ii) provides that Star may re-borrow amounts that have been paid on the $25 million incremental facility available under the agreement for permitted purposes; and (iii) provides a restricted payments basket that will permit Star to repurchase up to $10.0 million of its common shares for cash. As of March 28, 2025, the outstanding term loan had a principal balance of $115.0 million and no outstanding borrowings on the incremental facility.

The description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Management Agreement with Star Holdings

On March 28, 2025, Safehold Management Services Inc. (the “Manager”), a wholly-owned subsidiary of the Company, entered into an amendment to its previously disclosed management agreement, dated March 31, 2023, with Star (the “First Amendment”) pursuant to which (i) the management fee payable in respect of the annual term running from April 1, 2026 through March 31, 2027 has been increased from $5.0 million to $7.5 million; and (ii) the “Termination Fee” payable to the Manager in certain circumstances has been increased from $50.0 million to $55.0 million, in each case less the aggregate amount of management fees paid prior to the termination date.

The description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1	Second Amendment to Amended and Restated Credit Agreement, dated as of March 28, 2025, by and between Safehold Inc., as lender, and Star Holdings, as borrower.

Exhibit 10.2	First Amendment to Management Agreement, dated as of March 28, 2025, by and between Safehold Management Services Inc. and Star Holdings.

Exhibit 104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Safehold Inc.

By:	/s/ Brett Asnas
	Name:	Brett Asnas
	Title:	Chief Financial Officer

Date:	March 31, 2025